Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	7/31/08	8/31/08	9/30/08	10/31/08	11/30/08	12/31/08
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	910	1,168	413	9,737	6,129	2,247
Investment securities, at market	935,901	849,075	778,265	737,243	695,969	658,670
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	996,811	910,243	838,678	806,980	762,098	720,917

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	1,385,704	1,385,704	1,385,704	548,693	548,693	548,693
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	22,885,704	22,885,704	22,885,704	22,048,693	22,048,693	22,048,693

TOTAL ASSETS	23,882,515	23,795,947	23,724,382	22,855,673	22,810,791	22,769,610

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	January 13, 2009	Signed	/s/ Gary N Thompson	Printed Name of Signatory	Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	7/31/08	8/31/08	9/30/08	10/31/08	11/30/08	12/31/08
LIABILITIES:
Post-Petition debt (Sched. C)	32,527	36,509	57,630	52,098	50,381	24,369

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,188,841	138,192,823	138,213,944	138,208,412	138,206,695	138,180,683

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(9,265,530)	(9,356,080)	(9,448,766)	(10,311,943)	(10,355,108)	(10,370,277)

TOTAL SHAREHOLDERS EQUITY	(114,306,326)	(114,396,876)	(114,489,562)	(115,352,739)	(115,395,904)	(115,411,073)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	23,882,515	23,795,947	23,724,382	22,855,673	22,810,791	22,769,610

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	7/31/08	8/31/08	9/30/08	10/31/08	11/30/08	12/31/08
REVENUE:
Net investment income	1,628	1,415	1,414	1,199	885	789
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(7,297)	(7,297)	(14,005)	(8,167)	(8,895)	(8,588)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(66,268)	(77,707)	(74,943)	(12,275)	(30,399)	(3,786)
Accounting fees and expenses	(1,440)	0	(1,748)	0	0	0
Actuarial services	0	(5,140)	0	0	0	0
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(3,219)	(1,686)	(2,107)	(5,962)	(3,152)	(2,265)
Overhead expenses	0	0	0	(850)	(1,029)	(811)
Miscellaneous	54	(136)	(1,297)	(111)	(576)	(508)

NET OPERATING INCOME / LOSS	(76,542)	(90,551)	(92,686)	(26,166)	(43,166)	(15,169)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	1,385,704	0	0	(660,102)	0	0
Equity in unrealized losses of securities of AIC	0	0	0	(176,909)	0	0

TOTAL OTHER INCOME (EXPENSE)	1,385,704	0	0	(837,011)	0	0

NET INCOME (LOSS)	1,309,162	(90,551)	(92,686)	(863,177)	(43,166)	(15,169)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	7/31/08	8/31/08	9/30/08	10/31/08	11/30/08	12/31/08
CASH DIFFERENCE:
Current ending cash balance	910	1,168	413	9,737	6,129	2,247
Less ending prior month balance	15,377	(910)	(1,168)	(413)	(9,737)	(6,129)

NET CASH INCREASE (DECREASE)	16,287	258	(755)	9,324	(3,608)	(3,882)

SOURCES OF CASH:
Net income (loss)	1,309,162	(90,551)	(92,686)	(863,177)	(43,166)	(15,169)
Equity in earnings and unrealized losses of AIC	(1,385,704)	0	0	837,011	0	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	79,596	86,827	70,810	41,022	41,275	37,299
Increase in:
Post- petition debt	13,233	3,982	21,121	0	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	16,287	258	(755)	14,856	(1,891)	22,130

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	0	0	0	(5,532)	(1,717)	(26,012)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	0	0	(5,532)	(1,717)	(26,012)

NET CASH INCREASE (DECREASE)	16,287	258	(755)	9,324	(3,608)	(3,882)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	7/31/08	8/31/08	9/30/08	10/31/08	11/30/08	12/31/08
TRADE ACCOUNTS PAYABLE	32,527	36,509	57,630	52,098	50,381	24,369
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	32,527	36,509	57,630	52,098	50,381	24,369